UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): July 24, 2003

                            ERIE FAMILY LIFE INSURANCE COMPANY
                  (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                 2-39458                 25-1186315
  (State or other jurisdiction of     (Commission            (I.R.S. Employer
  incorporation)                       File Number)          Identification No.)


100 Erie Insurance Place, Erie, Pennsylvania                       16530
  (Address of principal executive offices)                      (Zip Code)

           Registrant's telephone number, including area code (814) 870-2000

Item 9. Regulation FD Disclosure

On July 24, 2003, Erie Family Life Insurance Company issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of this press release is attached hereto and is incorporated herein by reference as
Exhibit 99.1.

This information, furnished under "Item 12. Results of Operations and Financial Condition" of Form 8-K, is being made under Item 9 persuant to SEC interim filing guidance provided in SEC Release No. 33-8216.

Exhibit Number        Description
--------------        -----------
99.1                  Press release dated July 24, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Erie Family Life Insurance Company
                                               (Registrant)

Date: July 24, 2003                          /s/ Philip A. Garcia
                              (Philip A. Garcia, Executive Vice President & CFO)